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Exhibit 99.3

FORM OF LETTER OF TRANSMITTAL

Exchange of (i) Certificates Formerly Representing Common Stock of TelCove, Inc. (CUSIP #87922Q104)
(ii) Certificates Formerly Representing Warrants to Purchase Common Stock of TelCove, Inc. (CUSIP #87922Q112) and
(iii) Certificates Formerly Representing Warrants to Purchase Common Stock of TelCove, Inc. (Management Warrants)
for Cash and Shares of Common Stock of Level 3 Communications, Inc.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ON PAGE 2 WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

All securityholders must complete Boxes A, B, and G. Please also read the "General Instructions", on page 2.

FOR OFFICE USE ONLY	Debit shares	Partial	Alt. Payee	One Time Del.

Approved	Input	Audit	Mailed

BOX A—Signature of Registered Securityholder	BOX B—Certificate(s) Enclosed

(Must be signed by all registered securityholders)	Certificate Number(s) (Attach additional signed list, if necessary)	Number of Shares Represented by Each Certificate

Signature

Signature

Telephone Number	Total Shares Surrendered:

Lost Certificates. I have lost my certificate(s) for                          shares and require assistance in replacing the shares.

BOX C—New Registration or Delivery Instructions	BOX D—One Time Delivery Instructions

To be completed ONLY if the cash or the shares to be issued are in the name(s) of someone other than the registered holder(s) in Box E. ISSUE AND DELIVER TO:	To be completed ONLY if the cash or the shares to be delivered are to an address other than that in Box E. MAIL TO:

Name	Name

Street Address	Street Address

City, State and Zip Code	City, State and Zip Code

Wire Transfer Instructions (if any)

Please remember to complete and sign the Substitute Form W-9 in Box G on the next page or, if applicable, the enclosed W-8BEN form.

BOX E—Name and Address of Registered Holder(s)	BOX F—Signature Guarantee

Please make any address corrections below	If you have completed Box C, your signature must be Medallion Guaranteed by an eligible financial institution.

indicates permanent address change

Note: A notarization by a notary public is not acceptable

BOX G—Important Tax Information—Substitute Form W-9

Please provide the Taxpayer Identification Number ("TIN") of the person or entity receiving payment for the above described shares. This box must be signed by that person or entity, thereby making the following certification:	Tax ID or Social Security Number

CERTIFICATION—Under penalties of perjury, the undersigned hereby certifies the following:
(1) The TIN shown above is the correct TIN of the person who is submitting this Letter of Transmittal and who is required by law to provide such TIN, or such person is waiting for a TIN to be issued, and (2) the person who is submitting this Letter of Transmittal and who is required by law to provide such TIN is not subject to backup withholding because such person has not been notified by the Internal Revenue Service ("IRS") that such person is subject to backup withholding, or because the IRS has notified such person that he or she is no longer subject to backup withholding, or because such person is an exempt payee; (3) I am a US citizen or US resident alien.
Signature:	Date:

NOTICE TO NON-RESIDENT ALIENS (SECURITYHOLDERS WHOSE CITIZENSHIP IS IN A COUNTRY OTHER THAN THE UNITED STATES): THE ENCLOSED W-8BEN FORM MUST BE COMPLETED AND RETURNED FOR CERTIFICATION OF FOREIGN STATUS. FAILURE TO DO SO WILL SUBJECT YOU TO WITHHOLDING UP TO 30% OF ANY PAYMENT DUE.

General Instructions
Please read this information carefully.

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BOX A-Signatures: All registered securityholders must sign as indicated in Box A. If you are signing on behalf of a registered securityholder or entity your signature must include your legal capacity.

  YOUR GUARANTOR (BANK/BROKER) WILL REQUIRE PROOF OF YOUR AUTHORITY TO ACT. CONSULT YOUR GUARANTOR FOR THEIR SPECIFIC REQUIREMENTS. YOU OR YOUR GUARANTOR MAY ACCESS THE SECURITIES TRANSFER ASSOCIATION (STA) RECOMMENDED REQUIREMENTS ON-LINE AT www.stai.org.

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BOX B-Certificate Detail: List all certificate numbers and securities submitted in Box B. Any book-entry shares held by you will be automatically exchanged upon receipt of this properly completed Letter of Transmittal. If your certificate(s) are lost, please check the appropriate box below Box A, complete the Letter of Transmittal and return the Letter of Transmittal to Wells Fargo Shareowner Services. You will be contacted if a fee and/or additional documents are required to replace lost certificates.

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BOX C-New Registration: Provide the new registration or delivery instructions (name, address and tax identification number) in Box C. All changes in registration require a Medallion Signature Guarantee. Joint registrations must include the form of tenancy. Custodial registrations must include the name of the Custodian (only one). Trust account registrations must include the names of all current acting trustees and the date of the trust agreement. If this transaction results in proceeds at or above $6,000,000.00 in value please contact Wells Fargo Shareowner Services at the number listed below.

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BOX D-One Time Delivery: Any address shown in Box D will be treated as a one-time only mailing instruction.

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BOX E-Current Name and Address of Registered Securityholder: If your permanent address should be changed on Wells Fargo Shareowner Services records, please make the necessary changes in Box E.

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BOX F-Signature Guarantee: Box F (Medallion Guarantee) only needs to be completed if the name on the shares will be different from the current registration shown in Box E. This guarantee is a form of signature verification which can be obtained through an eligible financial institution such as a commercial bank, trust company, securities broker/dealer, credit union or savings institution participating in a Medallion program approved by the Securities Transfer Association.

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BOX G-Important Tax Information—Substitute Form W-9: Please provide your social security or other tax identification number on the Substitute Form W-9 and certify that you are not subject to backup withholding. Failure to do so will subject you to the applicable federal income tax withholding from any cash payment made to you pursuant to the exchange.

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Deficient Presentments: If you request a registration change that is not in proper form, the required documentation will be requested from you.

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Returning Certificates: Return this Letter of Transmittal with the certificate(s) to be exchanged only to Wells Fargo Shareowner Services at the address below. The method of delivery is at your option and your risk, but it is recommended that documents be delivered via a registered method, insured for 2% of the value of your securities.

By Mail to	By Overnight Courier or Hand-Delivery to:
Wells Fargo Shareowner Services Corporate Actions Department P.O. Box 64858 St. Paul, MN 55164-0858	Wells Fargo Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075

For additional information please contact our Shareowner Relations Department at 1-877-536-3552.

Ladies and Gentlemen:

        Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 30, 2006, with respect to the merger (the "Merger") of TelCove, Inc., a Delaware corporation ("TelCove), with and into Eldorado Acquisition Three, LLC, a Delaware limited liability company ("Level 3 Sub") and a wholly owned subsidiary of Level 3 Communications, Inc., a Delaware corporation ("Level 3"), and surrenders herewith the above described certificates (the "Certificates") formerly representing either (i) shares of common stock, par value $0.01 per share, of TelCove (the "TelCove Shares") or (ii) warrants to purchase shares of common stock, par value $0.01 per share, of TelCove (the "TelCove Warrants"). The TelCove Shares and the TelCove Warrants are referred to in this Letter of Transmittal as the "Securities."

        Wells Fargo Bank, N.A., as exchange agent and transfer agent of Level 3 (the "Transfer Agent") is hereby authorized and instructed to deliver to the undersigned at the address indicated above (unless otherwise instructed in the following boxes) the cash and stock certificate(s) representing the aggregate number of shares of common stock, par value $0.01 per share, of Level 3 (the "Level 3 Common Stock") into which the Securities evidenced by the enclosed Certificate(s) are converted in the Merger.

        The undersigned hereby represents and warrants that the undersigned (i) has received the information statement/prospectus relating to the Merger and has reviewed the information contained in such information statement/prospectus and (ii) was the registered holder of the Security represented by the Certificate submitted hereby on            , 2006 (the date on which this Letter of Transmittal is submitted) and has full power and authority to sell, assign and transfer the Securities represented by the Certificates submitted hereby and has good, marketable and unencumbered title to the Securities represented by such Certificates, free and clear of all liens, restrictions, charges and encumbrances, and the same are not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents necessary or desirable to complete the sale, assignment and transfer of the Securities represented by the Certificates.

        If the undersigned is submitting Certificates representing TelCove Shares: The undersigned hereby agrees and acknowledges that TelCove's amended and restated certificate of incorporation provides that if holders of at least 50% of the issued and outstanding shares of TelCove common stock agree to sell, for cash or freely traded securities (or both), all shares of TelCove common stock then owned by such holders, then such Initiating Stockholders have the right to require all other holders of TelCove equity securities to sell all such securities owned by them upon the same terms and conditions as the Initiating Stockholders. Such a sale is referred to as the Drag-Along Sale. In a Drag-Along Sale structured as a merger, securityholders of TelCove are required to waive their appraisal rights. The Initiating Stockholders have elected to cause such a Drag-Along Sale and notice of such election has been provided to all securityholders of TelCove. In consideration of the foregoing, the undersigned hereby irrevocably waives all such appraisal and other rights, if any, under applicable Delaware law with respect to the undersigned's TelCove Shares, and, to the extent made, withdraws all written objections to the Merger and/or demands for appraisal with respect to any TelCove Shares owned by the undersigned and tendered herewith.

        If the undersigned is submitting Certificates representing TelCove Warrants: The undersigned hereby agrees and acknowledges that the TelCove Warrants were deemed cancelled upon the consummation of the Merger in accordance with the amended and restated certificate of incorporation of TelCove.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY IN THEIR ENTIRETY. THIS LETTER OF TRANSMITTAL (OR A COPY HEREOF) AND ALL OTHER DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY SHOULD BE MAILED OR DELIVERED TO THE EXCHANGE AGENT AS SET FORTH ABOVE. UNLESS AND UNTIL THE PROVISIONS HEREOF ARE SATISFIED, NO SHARES OF LEVEL 3 COMMON STOCK WILL BE ISSUED AND NO DIVIDENDS OR DISTRIBUTIONS OF ANY KIND PAYABLE TO HOLDERS OF RECORD OF SHARES OF LEVEL 3 COMMON STOCK SHALL BE PAID TO SUCH HOLDER. NO INTEREST WILL ACCRUE ON ANY CASH PAYMENT DUE OR ON UNPAID DIVIDENDS OR DISTRIBUTIONS.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of—

1.	An individual's account		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Husband and wife (joint account)		The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
5.	Adult and minor (joint account)		The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person		The ward, minor or incompetent person(3)
7.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(5)
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(5)
8.	Sole proprietorship account		The owner(4)

For this type of account:			Give the EMPLOYER IDENTIFICATION number of—

9.	A valid trust, estate or pension trust		The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)
10.	Corporate account		The corporation
11.	Religious, charitable, or educational organization account		The organization
12.	Partnership account held in the name of the business		The partnership
13.	Association, club, or other tax-exempt organization		The organization
14.	A broker or registered nominee		The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments		The public entity

(1)
List first and circle the name of the person whose number you furnish.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)
You must show your individual name, but you may also enter your business or "doing business" name. You may use either your Social Security Number or Employer Identification Number.

(5)
List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

        Payees specifically exempted from backup withholding on ALL payments include the following:

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  A corporation.

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  A financial institution.

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  An organization exempt from tax under section 501(a), or an individual retirement plan.

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  The United States or any agency or instrumentality thereof.

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  A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

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  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

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  An international organization or any agency, or instrumentality thereof.

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  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

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  A real estate investment trust.

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  A common trust fund operated by a bank under section 584(a).

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  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

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  An entity registered at all times under the Investment Company Act of 1940.

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  A foreign central bank of issue.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

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  Payments to nonresident aliens subject to withholding under section 1441.

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  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

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  Payments of patronage dividends where the amount received is not paid in money.

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  Payments made by certain foreign organizations.

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  Payments made to a nominee.

        Payments of interest not generally subject to backup withholding include the following:

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  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

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  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

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  Payments described in section 6049(b)(5) to non-resident aliens.

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  Payments on tax-free covenant bonds under section 1451.

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  Payments made by certain foreign organizations.

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  Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A. Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Failure to Report Certain Dividend and Interest Payments.—If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4)
Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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FORM OF LETTER OF TRANSMITTAL